UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 22, 2013

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street

New York, New York 10017

(Address of principal executive offices) (Zip Code)

212-733-2323

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On May 29, 2013, Pfizer Inc. (“Pfizer”) sent a notice (the “Blackout Notice”) to its directors and its officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”), informing them that, in connection with Pfizer’s offer to exchange up to 400,985,000 shares of class A common stock of Zoetis Inc. for shares of Pfizer common stock (“Pfizer Shares”) pursuant to the Prospectus, dated May 22, 2013 (the “Exchange Offer”), a blackout may be imposed during which they will be subject to certain trading restrictions with respect to Pfizer Shares. Such a blackout will be imposed if 50% or more of the participants or beneficiaries located in the United States, its territories and possessions under the individual account plans maintained by Pfizer, including the Pfizer Savings Plan, the Pfizer Savings Plan for Employees Resident in Puerto Rico, the Searle Puerto Rico Savings Plan 1165(e), and the Wyeth Union Savings Plan (collectively, the “Plans”), direct the trustee for the relevant Plan (or its designated agent) to exchange in the Exchange Offer some or all of the Pfizer Shares held in eligible Pfizer common stock funds (the “Pfizer Stock Funds”) attributable to their Plan accounts.

Section 306(a) of the Sarbanes-Oxley Act and Regulation BTR (i.e., the Blackout Trading Restriction), promulgated by the U.S. Securities and Exchange Commission, generally impose certain restrictions on trading by directors and executive officers in the event that 50% or more of an issuer’s plan participants are so restricted. The reason for the potential blackout is that participants in the Plans who tender their Pfizer Shares in the Exchange Offer will be unable, during a period of more than three consecutive business days, to exchange their account balances out of the Pfizer Stock Funds, obtain any distributions, obtain withdrawals of account balances invested in the Pfizer Stock Funds or obtain loans from the Pfizer Stock Funds. On May 22, 2013, the third party administrator of the Plans delivered to Pfizer a notice pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, regarding the restrictions relating to the Pfizer Shares held by the Plans.

During the blackout period (if it occurs), subject to certain limited exemptions, directors and Section 16 officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any Pfizer Shares or derivative security with respect to Pfizer Shares acquired in connection with their service or employment as a director or Section 16 officer of Pfizer, except that directors and Section 16 officers will have the opportunity to exchange those Pfizer Shares in the Exchange Offer. Pfizer anticipates the blackout period (if it occurs) will begin on June 14, 2013, at 4 p.m. Eastern Daylight time, and end during the week ending on July 5, 2013 (assuming no extension of the Exchange Offer).

Any inquiries during the blackout period (if it occurs) may be directed to:

Matthew Lepore

Vice President and Corporate Secretary

Pfizer Inc.

235 East 42nd Street

New York, New York 10017

(212) 733-2323

For a period of two years after the ending date of the blackout period (if it occurs), Pfizer stockholders or other interested parties may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting:

Matthew Lepore

Vice President and Corporate Secretary

Pfizer Inc.

235 East 42nd Street

New York, New York 10017

(212) 733-2323

Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the Blackout Notice.

Item 8.01 Other Events.

The information under Item 5.04 is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Blackout Notice, dated May 29, 2013, provided to directors and Section 16 officers of Pfizer.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By:	/s/ Matthew Lepore
Matthew Lepore
Vice President and Corporate Secretary

Dated: May 29, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Blackout Notice, dated May 29, 2013, provided to directors and Section 16 officers of Pfizer.